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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 13, 2000

                              VIRGINIA GAS COMPANY
             (Exact name of registrant as specified in its charter)

         Delaware                      000-21523                 87-0443823
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
       incorporation)                                     Identification Number)

         200 East Main Street                                       24210
          Abingdon, Virginia                                     (Zip Code)
(Address of principal executive offices)

                                 (540) 676-2380
              (Registrant's telephone number, including area code)


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Item 5. Other Events

Virginia Gas Company ("VGC") and NUI Corporation ("NUI") jointly announced on June 14, 2000 that they have entered into a definitive merger agreement, which provides for the merger of VGC with a wholly-owned subsidiary of NUI. A copy of the Agreement and Plan of Reorganization is attached as Exhibit 2.1 and a copy of the joint press release of VGC and NUI is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     2.1 Agreement and Plan of Reorganization dated as of June 13, 2000 by and among NUI Corporation, VGC Acquisition, Inc. and Virginia Gas Company

     99.1 June 14, 2000 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                   VIRGINIA GAS COMPANY

                                                   ----------------------------
                                                          (Registrant)

Date: June 16, 2000                                By:  /s/ William L. Clear
                                                      -------------------------
                                                      William L. Clear
                                                      Vice President and Chief
                                                      Financial Officer